MH ELITE Portfolio of Funds, Inc.
                            220 Russell Avenue
                         Rahway, New Jersey 07065
                             1-800-318-7969
                            www.mhelite.com

           NOTICE OF ANNUAL MEETING TO BE HELD OCTOBER 22, 2003



To the shareholders of the MH Elite Portfolio of Funds:

To the shareholders of MH Elite Fund of Funds and MH Elite Small Cap Fund of Funds:

Notice is hereby given, that a combined annual meeting of shareholders of MH Elite Fund of Funds and MH Elite Small Cap Fund of Funds will be held at 220 Russell Avenue, Rahway, NJ 07065 on October 22, 2004 at 9:00 AM for the following purposes:

1)	To elect five (5) directors to the Board of Directors of each Fund;

2)	To ratify or reject the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2004.

This is a combined Notice and Proxy statement for MH Elite Fund of Funds and MH Elite Small Cap Fund of Funds. The shareholders of each Fund will be asked to vote separately. If you own shares in each Fund, you will need to complete a proxy card for each Fund.

The Board of Directors of each Fund has established the close of business on August 31, 2004 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.






             IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
              PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY.
                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.

                                PROXY STATEMENT

                         MH ELITE PORTFOLIO OF FUNDS
                               220 Russell Avenue
                            Rahway, New Jersey 07065
                                 1-800-318-7969
                                www.mhelite.com


Enclosed herewith is the notice of a combined Annual Meeting of Shareholders of MH Elite Fund of Funds and MH Elite Small Cap Fund of Funds (the "Funds") and a proxy form solicited by the Board of Directors of each Fund. This proxy material was first mailed to shareholders on or about September 24, 2004.

The proxy for each Fund may be revoked at any time before it is exercised either by mail notice to the Fund or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting as he/she chooses, overriding any previously filed proxies.

You are requested to place your instructions on the enclosed proxy for each Fund and then sign, date and return the signed proxies to the Fund. The cost of soliciting proxies will be borne by your Fund.

There is one class of capital stock for each Fund, all of which have equal voting rights. On August 31, 2004 (Record Date), the date of record, each Fund had the number of outstanding shares of capital stock shown in the table below. Only holders of shares of capital stock at the close of business on the Record Date are entitled to receive notice of, and to vote at the meeting. In all matters each share has one vote.



                      Fund                  Number of Shares Outstanding On
                                                     Record Date
         MH Elite Fund of Funds                        714,926
         MH Elite Small Cap Fund of Funds              636,623




                             ELECTION OF DIRECTORS

There are five (5) nominees listed below who have consented to serve as directors for both Funds, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

Nominees for Election of Directors of the Funds:


     Name, Age &        Position(s)    Principal Occupation    Number of     Other
     Fund Officer       with Fund        Past Five Years       Portfolios  Dictorships
                        Length of                               in Fund     Held by
                       Time Served                              Complex     Director
                                                                Overseen
                                                               by Director

Jeff Holcombe (**),    Interested     Telcordia Technologies        2          None
48                   Director Since   Director of Software
                          1998        Development

Vince Farinaro,      Non-Interested   Converted Paper               2          None
76                   Director since      Products
                         1998         Consultant

Howard Sammm,        Board Chairman   Johnson and Johnson           2          None
59                   2004 and Non-    Healthcare Systems
                     Interested       Director
                     Director since
                         1998

Jerome Stern,        Non-Interested   Retired                       2          None
76                   Director since
                          1999

Tice Walker,         Non-Interested   Converium Reinsurance         2          None
36                   Director since   Actuary
                           2003


* Members of the Board of Directors can be contacted by writing to MH Elite Portfolio of Funds, Inc., 220 Russell Avenue, Rahway, NJ 07065.

** Director of the Fund who is an "interested persons" as defined in the Investment Company Act of 1940. Mr. Holcombe is an "interested person" by virtue of his position in the Fund's Investment Adviser.

Shareholders have one vote for each share they own for each of five (5) directors of their choice. All proxies returned to the Funds, except those specifically marked to withhold authority will be cast for the nominees listed above. A majority of the vote's cast, when a quorum is present, will be required to elect each director.

                            DIRECTOR COMPENSATION

Board of Directors that are not interested directors as defined in the Investment Company Act of 1940 act are paid $500 annually per Fund. The Board chairman is paid an additional $125 annually per Fund.

                          STOCK OWNERSHIP BY NOMINEE

The following table provides information about the dollar range of shares of each Fund owned beneficially as of August 31, 2004 by each nominee for director.


                             Dollar Range of Equity Securities in the Funds
Name of Director           MH Elite          MH Elite Small     Aggregate Dollar Range of
or Nominee               Fund of Funds      Cap Fund of Funds   Equity Securities In All
                                                                Funds Overseen or to be
                                                                Overseen by Director or
                                                                        Nominee

Jeff Holcombe         Over $100,000      $50,000 - $100,000        Over $100,000
Vincent Farinaro    $10,000 - $50,000    $50,000 - $100,000        Over $100,000
Howard Samms        $10,000 - $50,000          None              $10,000 - $50,000
Jerome Stern          Over $100,000      $50,000 - $100,000        Over $100,000
Tice Walker         $50,000 - $100,000   $50,000 - $100,000        Over $100,000


                          PRINCIPAL EXECUTIVE OFFICERS

     Name                    Age               Executive Office & Tenure

Harvey Merson                52            President since 1998 (inception)
                                           Secretary

Jeff Holcombe                48            Vice-President 1998 (inception)
                                           Treasury

Officers of the Funds receive no direct compensation from the Funds for their services.


               RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

Your Board of Directors has selected, subject to shareholder approval, the firm Sanville & Co., to audit and certify financial statements of the Funds for the year 2004. In connection with the audit function, Sanville & Co. will review the Funds' Annual Report to Shareholders and the Funds' filings with the Securities and Exchange Commission.

Sanville & Co. does not have any direct or material indirect financial interest in the Funds. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the secretary of the Funds.

                                 AUDIT FEES

The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Small Cap Fund of Funds annual financial statements and for review of distributions to shareholders for the fiscal year ended
December 31, 2003 was $7,500. MH Elite Fund of Funds began operations in January of 2004, no professional services were rendered in 2003 by Sanville & Co. for the Fund. If the shareholders ratify Sanville & Co. as the auditors of the Funds, the aggregate fees Sanville & Co. will bill for professional services for both Funds is projected to be $13,500.

                               ALL OTHER FEES

Sanville & Co. did not bill the Funds for any other services, other than those described above.

                            SHAREHOLDER PROPOSALS

The Funds tentatively expect to hold their next annual meeting in October 2005. Shareholder proposals may be presented at that meeting provided they are received by the Funds not later then January 7, 2005 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain requirements.

                                OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

                              INVESTMENT ADVISER

MH Investment Management Incorporated, (the 'Adviser') furnishes the Funds with investment advice and, in general, supervises the management and investment program of the Funds. Harvey Merson and Jeff Holcombe are officers of the Adviser and of the Funds. MH Investment Management, Inc is located at 220 Russell Avenue, Rahway, NJ 07065.

                              SHAREHOLDER REPORTS

A copy of the 2003 Annual Report and 2004 Semi-Annual Report have previously been sent to shareholders. Shareholders may receive additional copies of the reports without charge by calling (800) 318-7969 or by writing to MH Elite Portfolio of Funds, Inc., 220 Russell Avenue, Rahway, NJ 07065. No part of the 2003 Annual Report or 2004 Semi-Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                    PROXY - SOLICITED BY THE BOARD OF DIRECTORS
                            MH Elite Fund of Funds
                          Annual Meeting of Shareholders
                                  October 22, 2004
                                  www.mhelite.com


The annual meeting of the MH Elite Fund of Funds will be held October 22, 2004 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.



SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.


1.  Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

         V. Farinaro, J. Holcombe, H. Samms, J. Stern, T. Walker


2. Proposal to ratify the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2004.

            ___                ___                    ___
           l___l   FOR        l___l   AGAINST        l___l   ABSTAIN



Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.





________________________________              ________________________________
Shareholder's Signature and Date              Shareholder's Signature and Date

                    PROXY - SOLICITED BY THE BOARD OF DIRECTORS
                            MH Elite Small Cap Fund of Funds
                          Annual Meeting of Shareholders
                                  October 22, 2004
                                  www.mhelite.com


The annual meeting of the MH Elite Small Cap Fund of Funds will be held October 22, 2004 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.



SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.


1.  Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

         V. Farinaro, J. Holcombe, H. Samms, J. Stern, T. Walker

2. Proposal to ratify the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2004.

            ___                ___                    ___
           l___l   FOR        l___l   AGAINST        l___l   ABSTAIN




Please mark, date, sign & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.





________________________________              ________________________________
Shareholder's Signature and Date              Shareholder's Signature and Date